CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

Jane Trust, Chief Executive Officer, and Christopher Berarducci, Principal Financial Officer of Legg Mason Partners Variable Equity Trust – Franklin Templeton Aggressive Model Portfolio (the “Registrant”), each certify to the best of their knowledge that:

1.    The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2021 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Principal Financial Officer
Legg Mason Partners Variable Equity Trust Franklin Templeton Aggressive Model Portfolio	Legg Mason Partners Variable Equity Trust Franklin Templeton Aggressive Model Portfolio

/s/ Jane Trust	/s/ Christopher Berarducci
Jane Trust	Christopher Berarducci

Date: February 17, 2022	Date: February 17, 2022

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

Jane Trust, Chief Executive Officer, and Christopher Berarducci, Principal Financial Officer of Legg Mason Partners Variable Equity Trust – Franklin Templeton Moderately Aggressive Model Portfolio (the “Registrant”), each certify to the best of their knowledge that:

1.    The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2021 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Principal Financial Officer
Legg Mason Partners Variable Equity Trust – Franklin Templeton Moderately Aggressive Model Portfolio	Legg Mason Partners Variable Equity Trust – Franklin Templeton Moderately Aggressive Model Portfolio

/s/ Jane Trust	/s/ Christopher Berarducci
Jane Trust	Christopher Berarducci

Date: February 17, 2022	Date: February 17, 2022

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

Jane Trust, Chief Executive Officer, and Christopher Berarducci, Principal Financial Officer of Legg Mason Partners Variable Equity Trust – Franklin Templeton Moderate Model Portfolio (the “Registrant”), each certify to the best of their knowledge that:

1.    The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2021 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Principal Financial Officer
Legg Mason Partners Variable Equity Trust Franklin Templeton Moderate Model Portfolio	Legg Mason Partners Variable Equity Trust Franklin Templeton Moderate Model Portfolio

/s/ Jane Trust	/s/ Christopher Berarducci
Jane Trust	Christopher Berarducci

Date: February 17, 2022	Date: February 17, 2022

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

Jane Trust, Chief Executive Officer, and Christopher Berarducci, Principal Financial Officer of Legg Mason Partners Variable Equity Trust – Franklin Templeton Moderately Conservative Model Portfolio (the “Registrant”), each certify to the best of their knowledge that:

1.    The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2021 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Principal Financial Officer
Legg Mason Partners Variable Equity Trust Franklin Templeton Moderately Conservative Model Portfolio	Legg Mason Partners Variable Equity Trust Franklin Templeton Moderately Conservative Model Portfolio

/s/ Jane Trust	/s/ Christopher Berarducci
Jane Trust	Christopher Berarducci

Date: February 17, 2022	Date: February 17, 2022

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

Jane Trust, Chief Executive Officer, and Christopher Berarducci, Principal Financial Officer of Legg Mason Partners Variable Equity Trust – Franklin Templeton Conservative Model Portfolio (the “Registrant”), each certify to the best of their knowledge that:

1.    The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2021 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Principal Financial Officer
Legg Mason Partners Variable Equity Trust Franklin Templeton Conservative Model Portfolio	Legg Mason Partners Variable Equity Trust Franklin Templeton Conservative Model Portfolio

/s/ Jane Trust	/s/ Christopher Berarducci
Jane Trust	Christopher Berarducci

Date: February 17, 2022	Date: February 17, 2022

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.